UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025
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A. O. Smith Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant’s telephone number)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	AOS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2025, A. O. Smith Corporation (the “Company”) announced that Kevin J. Wheeler will be transitioning from Chairman and Chief Executive Officer of the Company to Executive Chairman, effective July 1, 2025.
As a result, Stephen M. Shafer, the Company’s President and Chief Operating Officer, has been elected Chief Executive Officer of the Company effective July 1, 2025, in addition to serving in his capacity as President. Mr. Shafer has also been elected to the Board of Directors effective July 1, 2025. Mr. Shafer will not serve on any committees of the Board.
Mr. Shafer, age 50, was named President and Chief Operating Officer on March 18, 2024. Prior to becoming President and Chief Operating Officer, Mr. Shafer was president of the Automotive and Aerospace Solutions Division for 3M Company, a diversified global manufacturer, technology innovator and marketer of a wide variety of products and services, from August 2020. After joining 3M Company in 2010, he held several positions with increasing levels of responsibility in multiple 3M business units. From October 2016, he served as president of Greater China Area and managing director of 3M China. He returned to the U.S. in 2019 to serve as senior vice president and chief strategy officer with responsibility for leading strategy, business development, marketing and sales globally for 3M until August 2020. Previous to 3M, Mr. Shafer was a consultant at McKinsey & Company advising industrial businesses on strategy and operational improvement and held a number of operational roles at Ford Motor Company and NASA.
A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits
The following exhibit is being filed herewith:

(99.1)    News Release of A. O. Smith Corporation, dated April 25, 2025
104    Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 25, 2025	By:	/s/James F. Stern
James F. Stern
Executive Vice President, General Counsel and Secretary